                      CHASE MANHATTAN RV OWNER TRUST 1997-A
                            MONTHLY SERVICER'S REPORT

                                                                                   Settlement Date              11/30/2003
                                                                                   Determination Date           12/10/2003
                                                                                   Distribution Date            12/15/2003

I.      All Payments on the Contracts                                                                          3,681,288.50
II.     All Liquidation Proceeds on the Contracts
        with respect to Principal                                                                                 89,449.61
III.    Repurchased Contracts                                                                                          0.00
IV.     Investment Earnings on Collection Account                                                                      0.00
V.      Servicer Monthly Advances                                                                                 73,881.36
VI.     Distribution from the Reserve Account                                                                          0.00
VII.    Deposits from the Pay-Ahead Account
        (including Investment Earnings)                                                                           11,679.66
VIII.   Transfers to the Pay-Ahead Account                                                                        (9,096.97)
IX.     Less:  Investment Earnings distributions
          (a)  To Sellers with respect to the
               Collection Account                                                                                      0.00
          (b)  To Sellers with respect to
               the Pay-Ahead Account                                                                                   0.00
X.      Deposit in error                                                                                               0.00
Total available amount in Collection Account                                                                  $3,847,202.16
                                                                                                              =============


DISTRIBUTION AMOUNTS                                            Cost per $1000
----------------------------------------------                  --------------

1.    (a) Class A-1 Note Interest Distribution                                              0.00
      (b) Class A-1 Note Principal Distribution                                             0.00
             Aggregate Class A-1 Note Distribution                0.00000000                                           0.00

2.    (a) Class A-2 Note Interest Distribution                                              0.00
      (b) Class A-2 Note Principal Distribution                                             0.00
            Aggregate Class A-2 Note Distribution                 0.00000000                                           0.00

3.    (a) Class A-3 Note Interest Distribution                                                                         0.00
      (b) Class A-3 Note Principal Distribution                                             0.00
            Aggregate Class A-3 Note Distribution                 0.00000000                0.00

4.    (a) Class A-4 Note Interest Distribution                                              0.00
      (b) Class A-4 Note Principal Distribution                                             0.00
           Aggregate Class A-4 Note Distribution                  0.00000000                                           0.00

5.    (a) Class A-5 Note Interest Distribution                                              0.00
      (b) Class A-5 Note Principal Distribution                                             0.00
            Aggregate Class A-5 Note Distribution                 0.00000000                                           0.00

6.    (a) Class A-6 Note Interest Distribution                                              0.00
      (b) Class A-6 Note Principal Distribution                                             0.00
            Aggregate Class A-6 Note Distribution                 0.00000000                                           0.00

7.    (a) Class A-7 Note Interest Distribution                                              0.00
      (b) Class A-7 Note Principal Distribution                                             0.00
            Aggregate Class A-7 Note Distribution                 0.00000000                                           0.00

8.    (a) Class A-8 Note Interest Distribution                                              0.00
      (b) Class A-8 Note Principal Distribution                                             0.00
            Aggregate Class A-8 Note Distribution                 0.00000000                                           0.00

9.    (a) Class A-9 Note Interest Distribution                                              0.00
      (b) Class A-9 Note Principal Distribution                                             0.00
            Aggregate Class A-9 Note Distribution                 0.00000000                                           0.00

10.   (a) Class A-10 Note Interest Distribution                                       273,777.41
      (b) Class A-10 Note Principal Distribution                                    3,211,645.59
            Aggregate Class A-10 Note Distribution               53.62189230                                   3,485,423.00

11.   (a) Class B Certificate Interest Distribution                                   244,679.31
      (b) Class B Certificate Principal Distribution                                        0.00
            Aggregate Class B Certificate Distribution            5.45000000                                     244,679.31

12.  Servicer Payment
       (a)  Servicing Fee                                                              40,195.96
       (b)  Reimbursement of prior Monthly Advances                                    75,858.11
               Total Servicer Payment                                                                            116,054.07

13.  Deposits to the Reserve Account                                                                               1,045.78

Total Distribution Amount                                                                                     $3,847,202.16
                                                                                                              =============
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                                  Page 1 of 4

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
Reserve Account distributions:
----------------------------------------------

      (a)  Amounts to the Sellers (Chase USA)
           from Excess Collections                                                                    0.00
      (b)  Amounts to the Sellers (Chase Manhattan Bank)
           from Excess Collections                                                                    0.00
      (c)  Distribution from the Reserve Account
           to the Sellers(Chase USA)                                                                  0.00
      (d)  Distribution from the Reserve Account to
           the Sellers(Chase Manhattan Bank)                                                          0.00
                        Total Amounts to Sellers
                       (Chase USA & Chase Manhattan Bank)                                                                $0.00
                                                                                                                    ===========


                  INTEREST
----------------------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @              5.598%                                                  0.00
        (b) Class A-2 Notes    @              5.852%                                                  0.00
        (c) Class A-3 Notes    @              5.919%                                                  0.00
        (d) Class A-4 Notes    @              6.020%                                                  0.00
        (e) Class A-5 Notes    @              6.050%                                                  0.00
        (f) Class A-6 Notes    @              6.130%                                                  0.00
       (g) Class A-7 Notes     @              6.140%                                                  0.00
       (h) Class A-8 Notes     @              6.230%                                                  0.00
        (i) Class A-9 Notes    @              6.320%                                                  0.00
        (j) Class A-10 Notes   @              6.370%                                            273,777.41
                     Aggregate Interest on Notes                                                                     273,777.41
        (k) Class B Certificates @            6.540%                                                                 244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                           0.00
        (b) Class A-2 Notes                                                                           0.00
        (c) Class A-3 Notes                                                                           0.00
        (d) Class A-4 Notes                                                                           0.00
        (e) Class A-5 Notes                                                                           0.00
        (f) Class A-6 Notes                                                                           0.00
        (g) Class A-7 Notes                                                                           0.00
        (h) Class A-8 Notes                                                                           0.00
        (i) Class A-9 Notes                                                                           0.00
        (j) Class A-10 Notes                                                                          0.00
        (k) Class B Certificates                                                                      0.00

3.   Total Distribution of Interest                                   Cost per $1000
                                                                      --------------
        (a) Class A-1 Notes                                             0.00000000                    0.00
        (b) Class A-2 Notes                                             0.00000000                    0.00
        (c) Class A-3 Notes                                             0.00000000                    0.00
        (d) Class A-4 Notes                                             0.00000000                    0.00
        (e) Class A-5 Notes                                             0.00000000                    0.00
        (f) Class A-6 Notes                                             0.00000000                    0.00
        (g) Class A-7 Notes                                             0.00000000                    0.00
        (h) Class A-8 Notes                                             0.00000000                    0.00
        (i) Class A-9 Notes                                             0.00000000                    0.00
        (j) Class A-10 Notes                                            4.21196014              273,777.41
                     Total Aggregate Interest on Notes                                                               273,777.41
        (k) Class B Certificates                                        5.45000000                                   244,679.31



                  PRINCIPAL
----------------------------------------------
                                                                  No. of Contracts
                                                                  ----------------
1.   Amount of Stated Principal Collected                                                     1,457,560.65
2.   Amount of Principal Prepayment Collected                              116                1,518,066.12
3.   Amount of Liquidated Contract                                          10                  236,018.82
4.   Amount of Repurchased Contract                                         0                         0.00

       Total Formula Principal Distribution Amount                                                                 3,211,645.59

5. Principal Balance before giving effect to
   Principal Distribution Pool Factor
        (a) Class A-1 Notes                                                             0.0000000                          0.00
        (b) Class A-2 Notes                                                             0.0000000                          0.00
        (c) Class A-3 Notes                                                             0.0000000                          0.00
        (d) Class A-4 Notes                                                             0.0000000                          0.00
        (e) Class A-5 Notes                                                             0.0000000                          0.00
        (f) Class A-6 Notes                                                             0.0000000                          0.00
        (g) Class A-7 Notes                                                             0.0000000                          0.00
        (h) Class A-8 Notes                                                             0.0000000                          0.00
        (i) Class A-9 Notes                                                             0.0000000                          0.00
        (j) Class A-10 Notes                                                            0.7934619                 51,575,022.14
        (k) Class B Certificates                                                        1.0000000                 44,895,285.54
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                                  Page 2 of 4

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
6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                  0.00
        (b) Class A-2 Notes                                                                                                  0.00
        (c) Class A-3 Notes                                                                                                  0.00
        (d) Class A-4 Notes                                                                                                  0.00
        (e) Class A-5 Notes                                                                                                  0.00
        (f) Class A-6 Notes                                                                                                  0.00
        (g) Class A-7 Notes                                                                                                  0.00
        (h) Class A-8 Notes                                                                                                  0.00
        (i) Class A-9 Notes                                                                                                  0.00
        (j) Class A-10 Notes                                                                                                 0.00
        (k) Class B Certificates                                                                                             0.00

7. Principal Distribution                                            Cost per $1000
                                                                     --------------
        (a) Class A-1 Notes                                            0.00000000                                            0.00
        (b) Class A-2 Notes                                            0.00000000                                            0.00
        (c) Class A-3 Notes                                            0.00000000                                            0.00
        (d) Class A-4 Notes                                            0.00000000                                            0.00
        (e) Class A-5 Notes                                            0.00000000                                            0.00
        (f) Class A-6 Notes                                            0.00000000                                            0.00
        (g) Class A-7 Notes                                            0.00000000                                            0.00
        (h) Class A-8 Notes                                            0.00000000                                            0.00
        (i) Class A-9 Notes                                            0.00000000                                            0.00
        (j) Class A-10 Notes                                          49.40993215                                    3,211,645.59
        (k) Class B Certificates                                       0.00000000                                            0.00

8. Principal Balance after giving effect to                                                 Pool Factor
   Principal Distribution                                                                   -----------
        (a) Class A-1 Notes                                                                  0.0000000                       0.00
        (b) Class A-2 Notes                                                                  0.0000000                       0.00
        (c) Class A-3 Notes                                                                  0.0000000                       0.00
        (d) Class A-4 Notes                                                                  0.0000000                       0.00
        (e) Class A-5 Notes                                                                  0.0000000                       0.00
        (f) Class A-6 Notes                                                                  0.0000000                       0.00
        (g) Class A-7 Notes                                                                  0.0000000                       0.00
        (h) Class A-8 Notes                                                                  0.0000000                       0.00
        (i) Class A-9 Notes                                                                  0.0000000                       0.00
        (j) Class A-10 Notes                                                                 0.7440519              48,363,376.55
        (k) Class B Certificates                                                             1.0000000              44,895,285.54


                                                                                             Aggregate
                   POOL DATA                                        No. of Contracts     Principal Balance
----------------------------------------------                      ----------------     -----------------

1.   Pool Stated Principal Balance as of 11/30/2003                     4,419               93,258,662.09

2.   Delinquency Information                                                                                  % Delinquent
                                                                                                              ------------
              (a) 31-59 Days                                               54                1,332,498.99       1.429%
              (b) 60-89 Days                                               34                  989,314.56       1.061%
              (c) 90-119 Days                                              14                  250,337.77       0.268%
              (d) 120 Days +                                               30                  892,873.63       0.957%


3.   Contracts Repossessed during the Due Period                           4                   227,309.60

4.   Current Repossession Inventory                                        7                   325,261.26

5.   Aggregate Net Losses for the preceding
     Collection Period
       (a)  Aggregate Principal Balance of
            Liquidated Receivables                                        10                  236,018.82
       (b)  Net Liquidation Proceeds on
            any Liquidated Receivables                                                         89,449.61
                                                                                            -------------
       Total Aggregate Net Losses for the preceding
       Collection Period                                                                                              146,569.21

6.   Aggregate Losses on all Liquidated
     Receivables (Year-To-Date)                                                                                      2,094,321.69

7.   Aggregate Net Losses on all Liquidated
     Receivables (Life-To-Date)                                         1,360                                       21,194,600.24

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                            9.165%

9.   Weighted Average Remaining Term to Maturity of
     all Outstanding Contracts                                                                                              68.133
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
              TRIGGER ANALYSIS
----------------------------------------------

1.   (a) Average Delinquency Percentage                      2.298%
     (b) Delinquency Percentage Trigger in effect ?                         YES

2.   (a)  Average Net Loss Ratio                             0.055%
     (b)  Net Loss Ratio Trigger in effect ?                                NO
     (c)  Net Loss Ratio (using ending Pool Balance)         0.214%

3.   (a) Servicer Replacement Percentage                     0.083%
     (b) Servicer Replacement Trigger in effect ?                           NO



                MISCELLANEOUS
----------------------------------------------

1.    Monthly Servicing Fees                                                                                         40,195.96

2.    Servicer Advances                                                                                              73,881.36

3.   (a)  Opening Balance of the Reserve Account                                                                  8,787,858.42
     (b)  Deposits to the Reserve Account                                                 1,045.78
     (c)  Investment Earnings in the Reserve Account                                      4,339.54
     (d)  Distribution from the Reserve Account                                               0.00
     (e)  Ending Balance of the Reserve Account                                                                   8,793,243.74

4.    Specified Reserve Account Balance                                                                           8,973,952.86

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                  110,588.04
     (b)  Deposits to the Pay-Ahead Account
          from the Collection Account                                                     9,096.97
     (c)  Investment Earnings in the Pay-Ahead Account                                        0.00
     (d)  Transfers from the Pay-Ahead Account to
          the Collection Account                                                        (11,679.66)
     (e)  Ending Balance in the Pay-Ahead Account                                                                   108,005.35



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